UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22983

Eaton Vance NextShares Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2020

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares (EVLMC)

Listing Exchange:  The NASDAQ Stock Market LLC

Annual Report

January 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/nextsharesdocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a financial advisor, broker-dealer or bank).

You may elect to receive all future Fund shareholder reports in paper free of charge. You can contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary.

NextShares® is a registered trademark of NextShares Solutions LLC. All rights reserved.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing in NextShares, investors should consider carefully the investment objective, risks, charges and expenses. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2020

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	14 and 34

Federal Tax Information	15

Board of Trustees’ Contract Approval	35

Management and Organization	38

Important Notices	41

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended January 31, 2020, was marked by strong performance across the municipal bond market, with the Bloomberg Barclays Municipal Bond Index,2 a broad measure of the asset class, returning 8.65%. The municipal bond yield curve9 experienced a so-called “bull market flattening”, where rates declined across the curve, but more so toward the long end of the curve. With investors searching for yield in a low-rate environment, lower rated8 bonds generally outperformed higher rated bonds, while longer duration10 issues outperformed shorter duration issues.

As the period opened on February 1, 2019, investors were concerned about a growing U.S.-China trade war. Following its December 19, 2018 federal funds rate hike — the last one on record — the U.S. Federal Reserve (the Fed) lowered its projected number of rate increases for 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income securities over stocks, initiating a bond rally that pushed longer term bond prices up and yields down.

The fixed-income rally continued through the spring and summer of 2019, propelled by lower-than-desired inflation, low European interest rates, on-again/off-again trade-conflict rhetoric, and Fed comments in March that were more dovish than the market had expected — leading many investors to conclude that further rate hikes were off the table for 2019. After holding interest rates steady through the first half of the period, the Fed cut the federal funds rate for the first time in over a decade on July 31, 2019, followed by two more rate cuts in September and October to end the period at 1.50%-1.75%.

In the middle and long portions of the yield curve — where rates are influenced more by the market than the Fed — rates bottomed at the beginning of September. From September 3 through the end of December, U.S. and European interest rates trended modestly upward, amid better-than-expected U.S. employment reports and cautious optimism about a U.S.-China trade détente.

Two events in the final month of the period, January 2020, raised investor concerns and led to a renewed “flight to quality” that revived the bond market rally. On January 2, the assassination of Iran’s top military commander by a U.S. drone strike briefly raised the specter of a U.S.-Iran military conflict. More lasting was the effect of the coronavirus outbreak in China, which threatened to slow global economic growth for possibly months.

Within the municipal bond market, technical factors amplified the price rally during the period. The 2017 tax law changes resulted in a combination of lower supply of new municipal issues and increased demand from high-income investors in high-tax states who had seen their tax bills rise under the revised code.

Fund Performance

For the 12-month period ended January 31, 2020, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares (the Fund) returned 7.92% at net asset value (NAV), underperforming its primary benchmark, the Bloomberg Barclays 10 Year Municipal Bond Index (the Index), which returned 8.61%.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund provides rules-based, approximately equal-weighted exposure in each year across the 5-15 year maturity portion of the yield curve, with the objective of seeking current income exempt from regular federal income tax. Management seeks to add incremental return through active security selection and in-depth credit analysis.

During the period, yield-curve positioning and duration detracted from Fund performance versus the Index. While the Index was entirely positioned in the 8-12 year area of the yield curve, the Fund was approximately equally weighted across the yield curve from 5 through 15 years. The Fund’s out-of Index holdings in the 5-7 year area of the curve underperformed the Index holdings in the longer maturity area of the curve and, thus, detracted from results relative to the Index.

In addition, the Fund had a shorter duration, or sensitivity to interest rate changes, than the Index during the period. This detracted from relative performance because the Fund benefited less than the Index from declining interest rates and rising bond prices during the period. The Fund’s duration positioning was a by-product of the Fund’s rules-based, equal-weighted yield-curve positioning.

In contrast, security selection and credit quality contributed to Fund performance versus the Index during the period. Active security selection — management’s work with credit analysts to pick sectors, issuers, and individual bonds to invest in — was the largest contributor to results relative to the Index.

With regard to credit quality, the Fund’s overweight exposure to A- and BBB-rated bonds aided relative performance, as lower rated bonds outperformed higher rated bonds during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than indicated. The Fund’s performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com.

2

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Performance2,3,4

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Fund Inception Date	Performance Inception Date	One Year	Five Years	Since Portfolio Investor Inception	Since Fund Inception
Fund at NAV	03/30/2016	02/01/2010	7.92%	3.54%	6.27%	3.66%
Fund at Market Price	03/30/2016	03/30/2016	7.92	—	—	3.66
Bloomberg Barclays 10 Year Municipal Bond Index	—	—	8.61%	3.66%	4.76%	3.88%
Bloomberg Barclays 15 Year Municipal Bond Index	—	—	10.48	4.34	5.41	4.62

% Total Annual Operating Expense Ratios[5]
Gross						1.88%
Net						0.35

% Distribution Rates/Yields[6]
Distribution Rate at NAV						2.14%
SEC 30-day Yield – Subsidized						1.17
SEC 30-day Yield – Unsubsidized						–0.15
Growth of $10,000[4]

Growth of $10,0004

This graph shows the change in value of a hypothetical investment of $10,000 in TABS 5-to-15 Year Laddered Municipal Bond NextShares for the period indicated. For comparison, the same investment is shown in the indicated index

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than indicated. The Fund’s performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com.

3

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Fund Profile7

Credit Quality (% of total investments)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Shares of NextShares funds are normally bought and sold in the secondary market through a broker, and may not be individually purchased or redeemed from the fund. In the secondary market, buyers and sellers transact with each other, rather than with the fund. NextShares funds issue and redeem shares only in specified creation unit quantities in transactions by or through Authorized Participants. In such transactions, a fund issues and redeems shares in exchange for the basket of securities, other instruments and/or cash that the fund specifies each business day. By transacting in kind, a NextShares fund can lower its trading costs and enhance fund tax efficiency by avoiding forced sales of securities to meet redemptions. Redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. A fund’s basket is not intended to be representative of the fund’s current portfolio positions and may vary significantly from current positions. As exchange-traded securities, NextShares can operate with low transfer agency expenses by utilizing the same highly efficient share processing system as used for exchange-listed stocks and ETFs.

Market trading prices of NextShares are linked to the fund’s next-computed net asset value (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. Buyers and sellers of NextShares will not know the value of their purchases and sales until after the fund’s NAV is determined at the end of the trading day. Market trading prices may vary significantly from anticipated levels. NextShares do not offer investors the opportunity to buy and sell intraday based on current (versus end-of-day) determinations of fund value. NextShares trade execution prices will fluctuate based on changes in NAV. Although limit orders may be used to control trading costs, they cannot be used to control or limit trade execution prices. As a new type of fund, NextShares have a limited operating history and may initially be available through a limited number of brokers. There can be no guarantee that an active trading market for NextShares will develop or be maintained, or that their listing will continue unchanged. Buying and selling NextShares may require payment of brokerage commissions and expose transacting shareholders to other trading costs. Frequent trading may detract from realized investment returns. The return on a shareholder’s NextShares investment will be reduced if the shareholder sells shares at a greater discount or narrower premium to NAV than he or she acquired the shares.

[3]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays 10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 8-12 years. Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[4]

The Fund pursues its investment objective by investing in a separate investment fund (the Portfolio). The returns at NAV for periods before the date the Fund commenced operations are for a mutual fund that invests in the Portfolio (the Portfolio Investor). The performance during such period does not represent the performance of the Fund. The prior investment performance of the Portfolio Investor (rather than the Portfolio itself) is shown because it reflects the expenses typically borne by a retail fund investing in the Portfolio. The Portfolio Investor returns are not adjusted to reflect differences between the total net operating expenses of the Fund and the Portfolio Investor during the periods shown. If such an adjustment were made, the performance presented would be higher, because the Fund’s total net operating expenses are lower than those of the Portfolio Investor. Performance is for a share class of the Portfolio Investor offered at net asset value. Performance presented in the Financial Highlights included in the financial statements is not linked.

Prior to April 15, 2015, the Portfolio Investor had a different name and investment objective and employed a different investment strategy from the Portfolio Investor’s current investment strategy. Performance prior to April 15, 2015 reflects the Portfolio Investor’s performance under its former investment objective and policies.

[5]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 5/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[6]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[7]

The Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[8]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[10]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

Important Notice to Shareholders

The Fund’s investment adviser, Eaton Vance Management (EVM), is a wholly-owned subsidiary of Eaton Vance Corp. (EVC). Effective January 15, 2020, the Board of Trustees of the Fund approved the delegation of the day-to-day investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an indirect wholly-owned subsidiary of EVC. On such date, Parametric became the sub-adviser of the Fund. There has been no change in portfolio management for the Fund. The Fund’s portfolio managers from EVM became employees of Parametric in connection with these changes.

5

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 – January 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/19)	Ending Account Value (1/31/20)	Expenses Paid During Period* (8/1/19 – 1/31/20)		Annualized Expense Ratio

Actual
	$1,000.00	$1,029.20	$1.79	**	0.35%

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,023.40	$1.79	**	0.35%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Statement of Assets and Liabilities

Assets	January 31, 2020

Investment in 5-to-15 Year Laddered Municipal Bond Portfolio, at value (identified cost, $6,970,624)	$7,564,289

Receivable from affiliates	18,698

Total assets	$7,582,987

Liabilities

Payable to affiliates:

Operations agreement fee	$314

Accrued expenses	131,381

Total liabilities	$131,695

Net Assets	$7,451,292

Sources of Net Assets

Paid-in capital	$7,104,821

Distributable earnings	346,471

Total	$7,451,292

Net Asset Value Per Share

($7,451,292 ÷ 700,000 shares issued and outstanding)	$10.64

7	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Statement of Operations

Investment Income	Year Ended January 31, 2020

Interest allocated from Portfolio	$186,027

Expenses allocated from Portfolio	(25,559)

Total investment income from Portfolio	$160,468

Expenses

Operations agreement fee	$3,630

Trustees’ fees and expenses	500

Custodian fee	33,614

Transfer and dividend disbursing agent fees	13,800

Legal and accounting services	23,417

Printing and postage	6,499

Listing fee	6,368

Intraday pricing fee	10,614

Miscellaneous	2,335

Total expenses	$100,777

Deduct —

Allocation of expenses to affiliates	$100,777

Total expense reductions	$100,777

Net expenses	$0

Net investment income	$160,468

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$40,808

Net realized gain	$40,808

Change in unrealized appreciation (depreciation) —

Investments	$354,042

Net change in unrealized appreciation (depreciation)	$354,042

Net realized and unrealized gain	$394,850

Net increase in net assets from operations	$555,318

8	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$160,468	$151,724

Net realized gain (loss)	40,808	(89,059)

Net change in unrealized appreciation (depreciation)	354,042	155,438

Net increase in net assets from operations	$555,318	$218,103

Distributions to shareholders	$(160,790)	$(151,340)

Other capital —

Portfolio transaction fee contributed to Portfolio	$(214)	$(333)

Portfolio transaction fee allocated from Portfolio	2,249	3,348

Net increase in net assets from other capital	$2,035	$3,015

Net increase in net assets	$396,563	$69,778

Net Assets

At beginning of year	$7,054,729	$6,984,951

At end of year	$7,451,292	$7,054,729

Changes in shares outstanding

Shares outstanding, beginning of year	700,000	700,000

Shares outstanding, end of year	700,000	700,000

9	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Financial Highlights

	Year Ended January 31,			Period Ended January 31, 2017(1)(2)
	2020	2019	2018(1)

Net asset value — Beginning of period	$10.080	$9.980	$9.790	$10.000

Income (Loss) From Operations

Net investment income(3)	$0.229	$0.217	$0.229	$0.149

Net realized and unrealized gain (loss)	0.558	0.095	0.175	(0.238)

Total income (loss) from operations	$0.787	$0.312	$0.404	$(0.089)

Less Distributions

From net investment income	$(0.230)	$(0.216)	$(0.214)	$(0.110)

Total distributions	$(0.230)	$(0.216)	$(0.214)	$(0.110)

Portfolio transaction fee, net(3)	$0.003	$0.004	$0.000 (4)	$(0.011)

Net asset value — End of period	$10.640	$10.080	$9.980	$9.790

Total Return on Net Asset Value(5)(6)	7.92%	3.23%	4.13%	(1.03	)%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,451	$7,055	$6,985	$22,028

Ratios (as a percentage of average daily net assets):(8)

Expenses(6)	0.35%	0.35%	0.35%	0.35	%(9)

Net investment income	2.21%	2.18%	2.28%	1.77	%(9)

Portfolio Turnover of the Portfolio	28%	78%	35%	30	%(7)(10)

(1)	Per share data reflect a 2-for-1 share split effective March 9, 2018.

(2)	For the period from the start of business, March 30, 2016, to January 31, 2017.

(3)	Computed using average shares outstanding.

(4)	Amount is less than $0.0005.

(5)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of a market-determined premium or discount. Investment returns assume that all distributions have been reinvested at net asset value.

(6)

The investment adviser and administrator and the sub-adviser of the Fund and the investment adviser and the sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 1.40%, 1.53%, 0.74% and 1.10% of average daily net assets for the years ended January 31, 2020, 2019 and 2018 and the period ended January 31, 2017, respectively). Absent this reimbursement, total return would be lower.

(7)	Not annualized.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(9)	Annualized.

(10)	For the period from the Portfolio’s start of business, March 28, 2016, to January 31, 2017.

10	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares (the Fund) is a diversified series of Eaton Vance NextShares Trust II (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an exchange-traded managed fund operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the 1940 Act. Individual shares of the Fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares, and may not be directly purchased or redeemed from the Fund. Market trading prices for the Fund are directly linked to the Fund’s next-computed net asset value per share (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. The Fund invests all of its investable assets in interests in 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio), a Massachusetts business trust, having substantially the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (1.0% at January 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by the Portfolio’s investments in municipal obligations, which are exempt from regular federal income tax when received by the Portfolio, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are paid in cash and cannot be automatically reinvested in additional shares of the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

11

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended January 31, 2020 and January 31, 2019 was as follows:

	Year Ended January 31,
	2020	2019

Tax-exempt income	$160,790	$151,340

As of January 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$13,199

Deferred capital losses	$(118,987)

Net unrealized appreciation	$452,259

At January 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $118,987 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2020, $63,001 are short-term and $55,986 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.32% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $1 billion and is payable monthly. On Direct Assets of $1 billion and over, the annual fee is reduced. For the year ended January 31, 2020, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

Pursuant to a sub-advisory agreement effective January 15, 2020, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund.

The Trust, on behalf of the Fund, has entered into an operations agreement with EVM pursuant to which EVM provides the Fund with services required for it to operate as a NextShares exchange-traded managed fund in accordance with the exemptive order obtained by EVM and the Trust. Pursuant to the agreement, the Fund pays EVM a monthly fee at an annual rate of 0.05% of the Fund’s average daily net assets provided the average net assets of NextShares funds sponsored by EVM (“Covered Assets”) are less than $10 billion. The annual rate is reduced if Covered Assets are $10 billion and above. For the year ended January 31, 2020, the operations agreement fee amounted to $3,630 or 0.05% of the Fund’s average daily net assets.

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.35% of the Fund’s average daily net assets through May 31, 2020. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM and Parametric were allocated $100,777 in total of the Fund’s operating expenses for the year ended January 31, 2020.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Investment Transactions

For the year ended January 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $88,717 and $224,537, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

12

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Notes to Financial Statements — continued

5  Capital Share Transactions

The Trust may issue an unlimited number of shares of capital stock (no par value per share) in one or more series (such as the Fund). The Fund issues and redeems shares only in blocks of 25,000 shares or multiples thereof (“Creation Units”). The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the Fund specifies each business day. Creation Units may be purchased or redeemed only by or through Authorized Participants, which are broker-dealers or institutional investors that have entered into agreements with the Fund’s distributor for this purpose. The Fund imposes a transaction fee on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction, which is paid by the Authorized Participants directly to a third-party administrator. In addition, Authorized Participants pay the Fund a variable charge for converting the Basket to or from the desired portfolio composition. Such variable charges are reflected as Transaction fees on the Statements of Changes in Net Assets.

At January 31, 2020, EVM owned approximately 95.6% of the outstanding shares of the Fund.

6  Subsequent Event

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and through March 20, 2020, the date these financial statements were issued, has resulted in substantial market volatility and may result in a significant economic downturn.

13

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance NextShares Trust II and Shareholders of Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares (the “Fund”) (one of the funds constituting Eaton Vance NextShares Trust II), as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from the start of business, March 30, 2016, to January 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, March 30, 2016, to January 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 20, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

14

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2020, the Fund designates 100.00% of distributions from net investment income as an exempt-interest dividend.

15

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments

Tax-Exempt Investments — 97.2%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.7%

Vermont Bond Bank, (Vermont State Colleges System), 3.00%, 10/1/35(1)	$500	$536,505

Virginia Resources Authority, (Pooled Financing Program), 4.00%, 11/1/35	1,325	1,579,731

Virginia Resources Authority, (Pooled Financing Program), 5.00%, 11/1/28	2,460	2,827,696

		$4,943,932

Education — 3.9%

Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/25	$200	$238,324

Brownsburg 1999 School Building Corp., IN, 5.00%, 2/5/26	565	692,504

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/24	275	321,835

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/25	275	330,701

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/26	300	368,850

California Municipal Finance Authority, (California Lutheran University), 5.00%, 10/1/27	300	376,023

Colorado School of Mines, 4.00%, 12/1/34	890	1,022,708

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/25	875	1,047,401

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/26	1,000	1,226,180

Florida Higher Educational Facilities Financing Authority, (Nova Southeastern University), 5.00%, 4/1/30	750	886,973

Louisiana Public Facilities Authority, (Tulane University), 5.00%, 12/15/27	505	623,402

Massachusetts Health and Educational Facilities Authority, (Tufts University), (SPA: Wells Fargo Bank, N.A.), 1.13%, 8/15/34(2)	5,000	5,000,000

Nevada System of Higher Education, 5.00%, 7/1/24	1,000	1,134,250

North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/29	200	215,750

Rhode Island Health and Educational Building Corp., (Rhode Island School of Design), (LOC: TD Bank, N.A.), 0.90%, 8/15/36(3)	5,000	5,000,000

Saginaw Valley State University, MI, 5.00%, 7/1/26	750	921,188

Saginaw Valley State University, MI, 5.00%, 7/1/27	500	608,755

Saginaw Valley State University, MI, 5.00%, 7/1/28	1,000	1,212,530

University of New Mexico, (SPA: U.S. Bank, N.A.), 0.88%, 6/1/26(3)	4,500	4,500,000

University of North Carolina at Greensboro, 5.00%, 4/1/33	1,085	1,248,032

Virginia Commonwealth University, 4.00%, 11/1/34	1,145	1,353,550

Western Michigan University, 5.00%, 11/15/24	300	355,767

		$28,684,723

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 2.7%

Brownsville, TX, Utilities System Revenue, 5.00%, 9/1/29	$1,000	$1,193,320

Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/25	365	439,675

Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/26	1,000	1,201,960

Fayetteville Public Works Commission, NC, 5.00%, 3/1/25	1,000	1,200,820

Garland, TX, Electric Utility System Revenue, 5.00%, 3/1/32	250	299,907

Lower Colorado River Authority, TX, 5.00%, 5/15/34(1)	395	519,666

Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), 5.00%, 5/15/24	100	116,824

Marquette Board of Light and Power, MI, 5.00%, 7/1/27	735	897,391

North Carolina Municipal Power Agency No. 1, (Catawba), 5.00%, 1/1/29	500	614,940

Orlando Utilities Commission, FL, Utility System Revenue, (SPA: TD Bank, N.A.), 0.95%, 10/1/33(3)	5,000	5,000,000

Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/25	500	592,210

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/24	300	353,637

Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/26	250	308,012

Springfield Electric System Revenue, IL, 5.00%, 3/1/27	250	295,743

Springfield Electric System Revenue, IL, 5.00%, 3/1/28	250	294,613

Springfield Electric System Revenue, IL, 5.00%, 3/1/29	250	293,855

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/27	300	354,375

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/28	400	471,500

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/29	1,120	1,315,518

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/30	1,500	1,756,500

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/31	1,000	1,168,710

Tallahassee, FL, Energy System Revenue, 5.00%, 10/1/33	300	349,551

Walnut Energy Center Authority, CA, 5.00%, 1/1/33	250	291,878

		$19,330,605

General Obligations — 29.4%

Abilene Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/32	$700	$824,236

Addison, TX, 5.00%, 2/15/26	270	303,507

Alvin Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/34	2,265	2,641,262

Anchorage, AK, 5.00%, 9/1/24	250	296,000

Anchorage, AK, 5.00%, 9/1/25	100	121,962

Anchorage, AK, 5.00%, 9/1/27	780	946,904

Austin, TX, 5.00%, 9/1/30	3,085	4,084,324

Belding Area Schools, MI, 5.00%, 5/1/28	250	304,458

Belding Area Schools, MI, 5.00%, 5/1/30	250	302,705

Birmingham, AL, 5.00%, 12/1/25	1,050	1,285,725

Birmingham, AL, 5.00%, 12/1/27	2,460	3,143,265

16	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Burlington, VT, 5.00%, 11/1/27	$305	$389,040

Burlington, VT, 5.00%, 11/1/29	235	311,095

Burlington, VT, 5.00%, 11/1/30	300	394,230

Burlington, VT, Series 2016A, 5.00%, 11/1/25	300	366,438

Burlington, VT, Series 2016A, 5.00%, 11/1/26	150	187,716

Burlington, VT, Series 2019A, 5.00%, 11/1/25	150	183,219

Burlington, VT, Series 2019A, 5.00%, 11/1/26	210	262,802

California, 4.00%, 9/1/26	320	383,347

California, 5.00%, 8/1/24	1,390	1,645,246

California, 5.00%, 8/1/26	2,010	2,453,607

California, 5.00%, 8/1/28	2,000	2,641,620

California, 5.00%, 8/1/32	1,590	1,973,874

Cape May County, NJ, 3.00%, 10/1/31	1,000	1,078,920

Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/33	1,000	726,820

Clark County, NV, 4.00%, 11/1/34	2,375	2,653,564

Collin County, TX, 5.00%, 2/15/25	1,605	1,923,753

Colonial School District, PA, 5.00%, 2/15/32	100	120,496

Colonial School District, PA, 5.00%, 2/15/33	200	240,498

Contra Costa Community College District, CA, (Election of 2014), 4.00%, 8/1/32	650	807,410

Contra Costa Community College District, CA, (Election of 2014), 4.00%, 8/1/33	350	433,542

Cook County School District No. 25, (Arlington Heights), IL, 5.00%, 12/15/32	630	767,428

Dallas, TX, 5.00%, 2/15/29	2,775	3,197,771

Dallas, TX, 5.00%, 2/15/31	3,615	4,024,037

Delaware, 5.00%, 2/1/29	1,000	1,302,940

Denton County, TX, 4.00%, 7/15/31	1,500	1,802,790

District of Columbia, 5.00%, 6/1/33	6,690	7,777,593

Douglas County School District No. Re-1, CO, 4.00%, 12/15/34	3,000	3,536,250

Dowagiac Union School District, MI, 4.00%, 5/1/26	350	411,649

Dublin City School District, OH, 5.00%, 12/1/29	500	658,940

Easton Area School District, PA, 5.00%, 2/1/31	1,650	2,083,950

Edinburg, TX, 5.00%, 3/1/25	310	369,709

Fayette County School District, GA, 5.25%, 9/1/24	1,175	1,404,336

Flower Mound, TX, 5.00%, 3/1/27	510	629,065

Franklin County, OH, 4.25%, 12/1/35	1,250	1,363,437

Frisco Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	400	452,128

Georgia, 5.00%, 2/1/32	1,000	1,252,520

Granville Exempted Village School District, OH, 5.00%, 12/1/26	500	615,290

Harlandale Independent School District, TX, 5.00%, 8/1/29	845	1,047,868

Hennepin County, MN, 5.00%, 12/1/33	1,000	1,242,680

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Homewood, AL, 5.00%, 9/1/28	$2,000	$2,478,080

Homewood, AL, 5.00%, 9/1/29	2,000	2,468,460

Honolulu City and County, HI, 3.00%, 9/1/31	1,510	1,660,638

Illinois, 5.00%, 10/1/26	3,650	4,344,339

Illinois, 5.00%, 2/1/27	2,730	3,268,028

Illinois, 5.00%, 1/1/28	5,655	6,579,310

Illinois, 5.00%, 3/1/28	2,000	2,122,180

Illinois, 5.00%, 4/1/29	1,190	1,326,065

Illinois, 5.00%, 3/1/34	6,000	6,334,740

Illinois, 5.00%, 3/1/35	1,000	1,055,110

Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/29	1,000	1,139,920

Kane, McHenry, Cook and DeKalb Counties Community Unit School District No. 300, IL, 5.00%, 1/1/28	2,370	2,925,528

La Joya Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/26	485	533,476

Lakeland, FL, 5.00%, 10/1/25	635	759,917

Lakeland, FL, 5.00%, 10/1/28	1,500	1,789,245

Lakeland, FL, 5.00%, 10/1/30	1,000	1,186,030

Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/31	600	411,354

Lewisville Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	1,600	1,855,232

Maine, 5.00%, 6/1/25	2,500	3,034,300

McLean County Public Building Commission, IL, 5.00%, 12/1/28	200	237,204

Miami-Dade County School District, FL, 5.00%, 3/15/28	300	357,873

Miami-Dade County, FL, 5.00%, 7/1/29	1,000	1,205,860

Milpitas Unified School District, CA, (Election of 2012), 4.00%, 8/1/32	560	626,226

Minneapolis, MN, Green Bonds, 3.00%, 12/1/31	2,180	2,362,575

Morris Township, NJ, 3.00%, 11/1/27	440	492,536

Mountain View-Los Altos Union High School District, CA, 0.00%, 8/1/27	175	158,431

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/28	195	231,407

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/29	340	403,012

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/30	725	857,936

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/31	885	1,046,433

Navasota Independent School District, TX, (PSF Guaranteed), 5.00%, 2/15/32	720	850,363

New Hampshire, 4.00%, 12/1/33	2,285	2,714,854

New York, NY, 5.00%, 8/1/25	2,000	2,440,200

Oregon, 2.20%, 6/1/24	815	856,402

17	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Oregon, 2.25%, 12/1/24	$1,000	$1,056,930

Oregon, 2.35%, 6/1/25	165	176,147

Oregon, 2.40%, 12/1/25	1,050	1,129,873

Oregon, 2.50%, 6/1/26	1,070	1,152,326

Oregon, 2.55%, 12/1/26	430	465,737

Oregon, (SPA: U.S. Bank, N.A.), 0.88%, 12/1/36(3)	5,000	5,000,000

Pasadena, TX, 4.00%, 2/15/28	500	566,110

Pasadena, TX, 4.00%, 2/15/29	150	169,322

Pasadena, TX, 4.00%, 2/15/30	500	561,645

Pasadena, TX, 4.00%, 2/15/31	650	727,525

Pendleton School District No. 16R, Umatilla County, OR, 0.00%, 6/15/27	1,060	952,230

Pennsylvania, 4.00%, 6/1/30	5,000	5,328,350

Pennsylvania, 4.00%, 6/15/31	235	258,166

Pennsylvania, 5.00%, 7/1/24	490	576,941

Philadelphia, PA, 5.00%, 2/1/24	1,050	1,212,750

Philadelphia, PA, 5.00%, 2/1/26	1,150	1,408,405

Philadelphia, PA, 5.00%, 2/1/31	2,250	2,908,305

Pittsburg Unified School District, CA, 5.00%, 8/1/28	920	1,182,485

Plano Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/30	2,500	2,720,000

Port of Seattle, WA, Limited Tax General Obligation Bonds, 5.00%, 6/1/28	2,000	2,343,000

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/24	465	549,258

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/25	485	590,880

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/26	505	632,886

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/27	530	666,258

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/28	555	696,081

Ravenswood City School District, CA, (Election of 2016), 5.00%, 8/1/29	575	720,107

Romeo Community Schools, MI, 5.00%, 5/1/30	700	847,574

Romulus, MI, 4.00%, 11/1/31	250	282,900

Romulus, MI, 4.00%, 11/1/32	200	225,494

Romulus, MI, 4.00%, 11/1/33	250	280,983

Round Rock Independent School District, TX, (PSF Guaranteed), 3.00%, 8/1/33	1,500	1,647,255

SCAGO Educational Facilities Corp. for Pickens School District, SC, 5.00%, 12/1/26	1,650	1,974,868

School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/30	450	516,182

Seguin Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	300	342,894

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Seward County Unified School District No. 480, KS, 5.00%, 9/1/29	$2,000	$2,405,680

South Texas College District, 5.00%, 8/15/30	1,295	1,469,644

Southfield Public Schools, MI, 5.00%, 5/1/25	1,100	1,316,601

Southfield Public Schools, MI, 5.00%, 5/1/27	1,000	1,255,650

St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/28	1,700	2,138,056

St. Vrain Valley School District RE-1J, CO, 5.00%, 12/15/29	1,000	1,252,860

Stamford, CT, 4.00%, 8/1/27	650	755,378

Sun Valley, ID, 5.00%, 9/15/25	755	925,615

Sun Valley, ID, 5.00%, 9/15/26	695	875,693

Texas, (SPA: State Street Bank and Trust Co.), 1.01%, 12/1/42(3)	7,040	7,040,000

Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/30	515	640,820

Torrance Unified School District, CA, (Election of 2014), 5.00%, 8/1/31	450	555,741

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/27	510	587,500

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/28	530	607,809

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/29	545	622,924

Tuloso-Midway Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	570	649,441

Virginia Resources Authority, (Pooled Financing Program), 5.00%, 11/1/25	600	737,766

Washington, 5.00%, 8/1/28	1,485	1,851,899

Washington, 5.00%, 8/1/29	1,400	1,739,374

Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/25	265	250,049

West Virginia, 5.00%, 12/1/30	10,000	13,121,700

Will and Kendall Counties Community Consolidated School District No. 202, IL, 4.00%, 1/1/27	2,825	3,282,424

Will County Community Unit School District No. 365-U, IL, 4.00%, 1/1/30	750	838,050

Williamson County, TX, 5.00%, 2/15/28	300	348,222

York County, PA, 5.00%, 6/1/27	1,225	1,461,155

		$214,085,148

Hospital — 11.2%

Berks County Industrial Development Authority, PA, (Tower Health), 4.00%, 11/1/33	$200	$220,792

Buffalo and Erie County Industrial Land Development Corp., NY, (Catholic Health System, Inc.), 5.00%, 7/1/25	250	300,128

California Health Facilities Financing Authority, (Adventist Health System/West), 4.00%, 3/1/27	100	108,345

18	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

California Health Facilities Financing Authority, (El Camino Hospital), 5.00%, 2/1/29	$750	$953,273

Charlotte-Mecklenburg Hospital Authority, NC, 5.125%, 1/15/37	40	41,466

Clarke County Hospital Authority, GA, (Piedmont Healthcare, Inc.), 5.00%, 7/1/30	335	411,303

Colorado Health Facilities Authority, (CommonSpirit Health), 5.00%, 8/1/34	2,000	2,507,280

Colorado Health Facilities Authority, (CommonSpirit Health), 5.00%, 8/1/35	3,000	3,750,570

Colorado Health Facilities Authority, (CommonSpirit Health), 5.00% to 8/1/26 (Put Date), 8/1/49	5,000	5,987,900

Colorado Health Facilities Authority, (NCMC, Inc.), Escrowed to Maturity, 5.00%, 5/15/25	150	181,041

Colorado Health Facilities Authority, (Sanford Health), 5.00%, 11/1/32	3,000	3,844,140

Duluth Economic Development Authority, MN, (Essentia Health Obligated Group), 5.00%, 2/15/33	1,000	1,241,280

Glynn-Brunswick Memorial Hospital Authority, GA, (Southeast Georgia Health System), 4.00%, 8/1/35(1)	1,000	1,166,610

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/32	1,815	2,045,614

Greeneville Health and Educational Facilities Board, TN, (Ballad Health), 5.00%, 7/1/33	4,000	4,484,000

Illinois Finance Authority, (Riverside Health System), 5.00%, 11/15/27	500	612,145

Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/31	1,000	1,175,160

Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/32	1,000	1,171,240

Knox County Health, Educational and Housing Facility Board, TN, (University Health System, Inc.), 5.00%, 9/1/30	1,000	1,182,110

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/25	250	298,580

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/26	250	298,353

Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/27	250	297,700

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/30	2,000	2,425,980

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/31	1,500	1,811,460

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00%, 10/1/32	2,000	2,405,540

Maricopa County Industrial Development Authority, AZ, (Banner Health), 1.51%, (SIFMA + 0.57%), 10/18/24 (Put Date), 1/1/35(4)	4,865	4,876,481

Maryland Health and Higher Educational Facilities Authority, (MedStar Health, Inc.), 5.00%, 8/15/31	1,000	1,167,130

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	$595	$676,104

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/24	550	636,988

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/26	500	610,335

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/28	245	295,406

Michigan Finance Authority, (Beaumont Health Credit Group), 5.00%, 8/1/28	1,315	1,531,462

Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/24	500	589,105

Missouri Health and Educational Facilities Authority, (CoxHealth), 5.00%, 11/15/31	490	579,136

Missouri Health and Educational Facilities Authority, (Saint Luke’s Health System), 5.00%, 11/15/31	1,000	1,213,440

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/23	500	552,920

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	500	565,990

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/28	1,340	1,518,743

Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/29	775	877,378

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/25	400	480,196

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/28	500	630,795

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/29	500	627,130

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/25	1,000	1,208,680

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/27	700	868,224

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/28	700	864,661

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/30	520	640,962

New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/31	700	862,106

New Mexico Hospital Equipment Loan Council, (Presbyterian Healthcare Services), 5.00%, 8/1/24	100	117,205

Norman Regional Hospital Authority, OK, 5.00%, 9/1/25	1,000	1,196,190

Norman Regional Hospital Authority, OK, 5.00%, 9/1/29	1,000	1,205,510

North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.00%, 6/1/34	1,140	1,154,250

North Carolina Medical Care Commission, (Wake Forest Baptist Obligated Group), 5.00%, 12/1/33	2,930	3,214,913

19	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania Health System), 5.00%, 8/15/33	$2,600	$3,368,482

Richmond County Hospital Authority, GA, (University Health Services, Inc.), 5.00%, 1/1/28	1,000	1,229,670

Royal Oak Hospital Finance Authority, MI, (William Beaumont Hospital), 5.00%, 9/1/29	250	286,653

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/30	150	166,026

Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/24	300	355,029

St. Paul Housing and Redevelopment Authority, MN, (Fairview Health Services), 5.00%, 11/15/25	500	608,930

St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	625	733,050

University of Kansas Hospital Authority, (KU Health System), 5.00%, 9/1/27	1,655	1,989,244

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/24	350	413,658

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/25	335	407,879

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/26	300	368,523

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/27	205	250,338

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/28	500	608,560

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/30	400	482,972

Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/31	300	361,416

Washington Health Care Facilities Authority, (Overlake Hospital Medical Center), 5.00%, 7/1/27	1,575	1,984,657

Wisconsin Health and Educational Facilities Authority, (Agnesian HealthCare, Inc.), 5.00%, 7/1/26	400	491,024

		$81,789,561

Housing — 3.1%

California Housing Finance Agency, 4.00%, 3/20/33	$4,744	$5,610,596

Connecticut Housing Finance Authority, 3.60%, 11/15/30	145	155,102

Georgia Housing & Finance Authority, 3.65%, 12/1/32	1,000	1,095,930

Minnesota Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.30%, 7/1/21	950	964,022

Minnesota Housing Finance Agency, 2019 Series A, 4.00%, 8/1/33	655	776,031

Minnesota Housing Finance Agency, 2019 Series A, 4.00%, 8/1/34	295	347,277

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

Minnesota Housing Finance Agency, 2019 Series A, 4.00%, 8/1/35	$440	$515,671

Minnesota Housing Finance Agency, 2019 Series C, 4.00%, 8/1/33	525	622,010

Minnesota Housing Finance Agency, 2019 Series C, 4.00%, 8/1/34	240	282,530

Minnesota Housing Finance Agency, 2019 Series C, 4.00%, 8/1/35	285	334,014

New York City Housing Development Corp., NY, 2.65%, 11/1/27	870	929,595

New York City Housing Development Corp., NY, 2.80%, 5/1/29	795	849,426

New York City Housing Development Corp., NY, 2.85%, 11/1/29	300	320,703

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.20%, 5/1/25	190	198,723

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.25%, 11/1/25	225	236,801

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.40%, 11/1/26	225	241,414

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.50%, 11/1/27	140	150,210

New York Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 2.60%, 5/1/28	110	118,103

New York Mortgage Agency, 2.30%, 10/1/30	1,000	1,031,540

New York Mortgage Agency, 3.65%, 4/1/32	1,000	1,103,810

Seattle Housing Authority, WA, 2.625%, 12/1/23	110	115,900

Seattle Housing Authority, WA, 2.75%, 12/1/24	480	513,907

Seattle Housing Authority, WA, 2.875%, 12/1/25	900	981,369

Seattle Housing Authority, WA, 3.00%, 12/1/26	920	1,018,992

Tennessee Housing Development Agency, 2.80%, 7/1/26	250	270,440

Vermont Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 3.85%, 11/1/33	1,758	1,953,683

Virginia Housing Development Authority, 2.55%, 5/1/27	630	664,505

Virginia Housing Development Authority, 3.80%, 12/1/35	785	873,964

Washington Housing Finance Commission, 2.25%, 6/1/25	105	111,103

Washington Housing Finance Commission, 2.30%, 12/1/25	130	138,171

Washington Housing Finance Commission, 2.40%, 6/1/26	105	111,692

		$22,637,234

Insured – Education — 0.6%

Northern Arizona University, (BAM), 5.00%, 6/1/31	$1,100	$1,464,771

Northern Arizona University, (BAM), 5.00%, 6/1/32	500	663,710

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/28	1,065	1,318,332

Patterson Joint Unified School District, CA, (Election 2018), (BAM), 5.00%, 8/1/29	1,000	1,232,540

		$4,679,353

20	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded — 0.0%(5)

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	$100	$120,294

		$120,294

Insured – General Obligations — 1.1%

Albertville, AL, (BAM), 4.00%, 6/1/28	$1,130	$1,206,535

Albertville, AL, (BAM), Series A, 4.00%, 6/1/30	1,505	1,601,681

Albertville, AL, (BAM), Series C, 4.00%, 6/1/30	610	649,186

New Britain, CT, (BAM), 5.00%, 3/1/25	135	160,048

New Britain, CT, (BAM), Escrowed to Maturity, 5.00%, 3/1/25	5	6,001

Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 4.00%, 12/1/25	470	523,091

Ogle and Winnebago Counties Community Unit School District No. 223, IL, (BAM), 5.00%, 12/1/24	325	377,962

Pocono Mountain School District, PA, (AGM), 4.00%, 9/1/27	690	808,963

Yonkers, NY, (BAM), Series 2019A, 5.00%, 5/1/31	1,000	1,312,410

Yonkers, NY, (BAM), Series 2019B, 5.00%, 5/1/31	1,200	1,573,620

		$8,219,497

Insured – Lease Revenue / Certificates of Participation — 0.9%

Biloxi Public School District, MS, (BAM), 5.00%, 4/1/25	$1,350	$1,598,427

Biloxi Public School District, MS, (BAM), 5.00%, 4/1/29	1,235	1,482,494

Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/26	250	301,187

Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/29	100	119,611

Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	400	474,432

Highlands County School Board, FL, (BAM), 5.00%, 3/1/27	200	236,568

Pasco County School Board, FL, (BAM), 5.00%, 8/1/24	410	481,131

Pasco County School Board, FL, (BAM), 5.00%, 8/1/25	305	368,672

Pasco County School Board, FL, (BAM), 5.00%, 8/1/26	355	439,607

Pasco County School Board, FL, (BAM), 5.00%, 8/1/27	605	745,100

Pasco County School Board, FL, (BAM), 5.00%, 8/1/29	310	378,414

		$6,625,643

Insured – Special Tax Revenue — 0.1%

Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/24	$115	$136,330

Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/25	420	514,034

		$650,364

Insured – Transportation — 1.8%

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/24	$350	$412,846

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/25	500	608,600

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/26	$320	$389,114

New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/27	375	455,085

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/30	1,000	1,249,900

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/31	1,250	1,553,975

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/32	1,650	2,044,680

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/33	2,450	3,025,530

New Orleans Aviation Board, LA, (AGM), 5.00%, 1/1/34	2,485	3,062,936

		$12,802,666

Insured – Water and Sewer — 0.1%

Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/24	$150	$175,472

Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/30	250	300,707

		$476,179

Lease Revenue / Certificates of Participation — 6.3%

Adams County, CO, Certificates of Participation, 4.00%, 12/1/28	$1,000	$1,146,710

Aspen Fire Protection District, CO, 4.00%, 12/1/29	150	182,093

Aspen Fire Protection District, CO, 4.00%, 12/1/30	235	281,723

Aspen Fire Protection District, CO, 4.00%, 12/1/31	250	297,212

Aspen Fire Protection District, CO, 4.00%, 12/1/32	205	242,283

Broward County School Board, FL, 5.00%, 7/1/25	500	605,220

Broward County School Board, FL, 5.00%, 7/1/27	500	617,720

Broward County School Board, FL, 5.00%, 7/1/29	500	612,985

Broward County School Board, FL, Series A, 5.00%, 7/1/24	1,250	1,467,637

California Public Works Board, 5.00%, 11/1/29	1,000	1,249,960

Canadian County Educational Facilities Authority, OK, (Mustang Public Schools), 5.00%, 9/1/26	500	618,240

Colorado Department of Transportation, 5.00%, 6/15/30	350	426,867

Colorado Department of Transportation, 5.00%, 6/15/31	310	376,892

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/25	500	596,225

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/29	3,000	3,793,230

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/30	3,000	3,768,090

Eagle County, CO, Certificates of Participation, 5.00%, 12/1/26	200	244,212

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/23	135	151,712

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/24	550	636,251

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/25	570	675,712

21	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/26	$595	$707,604

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/27	620	730,056

Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/28	645	756,837

Georgia Municipal Association, Inc., Certificates of Participation, (Atlanta Public Safety), 5.00%, 12/1/28	410	522,488

Kentucky Property and Buildings Commission, 5.00%, 4/1/27	1,710	2,123,495

Kentucky Property and Buildings Commission, 5.00%, 11/1/27	2,350	2,895,153

Lee County School Board, FL, Certificates of Participation, 5.00%, 8/1/32	1,495	1,816,261

Medina City School District, OH, 5.00%, 12/1/24	300	353,328

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/25	1,405	1,712,456

Oklahoma County Finance Authority, OK, (Deer Creek Public Schools), 5.00%, 12/1/26	2,000	2,421,940

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools), 5.00%, 10/1/24	850	1,001,937

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools), 5.00%, 10/1/25	1,000	1,213,510

Oklahoma County Finance Authority, OK, (Midwest City-Del City Public Schools), 5.00%, 10/1/26	1,000	1,241,720

Orange County School Board, FL, 5.00%, 8/1/32	1,935	2,309,655

Pennington County, SD, Certificates of Participation, 5.00%, 6/1/27	1,300	1,556,464

Plymouth Intermediate District No. 287, MN, Certificates of Participation, 5.00%, 2/1/30	385	475,656

Public Finance Authority, WI, (KU Campus Development Corp.), 5.00%, 3/1/29	500	615,070

Riverside County Public Financing Authority, CA, 5.00%, 11/1/27	850	1,037,178

Riverside County Public Financing Authority, CA, 5.00%, 11/1/28	950	1,155,656

South Dakota Building Authority, 5.00%, 6/1/26	500	620,835

South Dakota Building Authority, 5.00%, 6/1/27	635	743,191

South Dakota Building Authority, 5.00%, 6/1/28	210	251,719

South Dakota Building Authority, Series 2015B, 5.00%, 6/1/30	200	238,178

St. Charles County Public Water Supply District No. 2, MO, 3.00%, 12/1/24	360	379,001

Virginia Public Building Authority, 4.00%, 8/1/35	1,140	1,364,352

		$46,234,714

Other Revenue — 12.2%

Bexar County, TX, Combination Tax and Revenue Certificates of Obligation, 4.00%, 6/15/34	$905	$1,053,103

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/33	$690	$814,462

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/34	810	954,010

Bexar County, TX, Motor Vehicle Rental Tax Revenue, 4.00%, 8/15/35	760	892,780

California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 1.447%, (70% of 1 mo. USD LIBOR + 0.20%), 4/1/21 (Put Date), 10/1/47(4)	2,500	2,502,875

Central Plains Energy Project, NE, Gas Supply Revenue, 4.00% to 8/1/25 (Put Date), 12/1/49	5,000	5,677,350

District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/28	1,000	1,211,390

District of Columbia, (National Public Radio, Inc.), 5.00%, 4/1/29	1,000	1,208,230

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/32	825	992,813

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/33	640	767,821

Fort Myers, FL, Capital Improvement Revenue, 5.00%, 12/1/34	510	610,552

Hyland Hills Park & Recreation District, CO, 5.00%, 12/15/26	150	186,797

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00%, 7/1/24	5,000	5,584,050

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 6/1/25 (Put Date), 12/1/49	5,000	5,616,700

Kentucky Public Energy Authority, Gas Supply Revenue, 4.00% to 2/1/28 (Put Date), 2/1/50	7,500	8,756,550

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/30	400	462,540

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/31	250	288,450

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/32	365	420,498

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/33	300	345,117

Las Vegas Convention and Visitors Authority, NV, 5.00%, 7/1/34	475	545,799

Louisiana Local Government Environmental Facilities and Community Development Authority, 5.00%, 12/1/32	2,355	3,014,588

Louisiana Local Government Environmental Facilities and Community Development Authority, 5.00%, 12/1/34	2,425	3,083,436

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/27	500	619,380

Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/29	275	338,825

22	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, 4.00% to 12/2/24 (Put Date), 8/1/49	$2,500	$2,818,975

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, 4.00% to 9/1/26 (Put Date), 3/1/50	5,000	5,775,250

Main Street Natural Gas, Inc., GA, Gas Supply Revenue, (Liq: Royal Bank of Canada), 4.00% to 9/1/23 (Put Date), 4/1/48	1,000	1,095,810

Mississippi Development Bank, Special Obligation Bond, (East Mississippi Correctional Facility), 5.00%, 8/1/25	1,000	1,195,790

Mississippi Development Bank, Special Obligation Bond, (Jackson Public School District), 5.00%, 4/1/25	1,270	1,512,087

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/27	200	260,048

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/28	250	332,755

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/29	325	441,506

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/31	250	337,653

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/32	550	739,755

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/33	300	402,207

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/34	300	400,860

New York City Cultural Resources Trust, NY, (Carnegie Hall), 5.00%, 12/1/35	700	931,735

Rhode Island Health and Educational Building Corp., (Barrington), 5.00%, 5/15/28	1,060	1,347,514

San Diego Association of Governments, CA, (Mid-Coast Corridor Transit), Green Bonds, 1.80%, 11/15/27	1,000	1,015,000

Spartanburg County School District No. 7, SC, Special Obligation Bonds, 5.00%, 12/1/24	350	416,017

Tennergy Corp., TN, Gas Supply Revenue, 5.00% to 10/1/24 (Put Date), 2/1/50	12,000	13,958,880

Tennessee Energy Acquisition Corp., Gas Project Revenue, 4.00% to 11/1/25 (Put Date), 11/1/49	5,000	5,666,800

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/31	2,500	3,010,400

Wisconsin, Environmental Improvement Fund Revenue, 5.00%, 6/1/32	1,000	1,201,440

		$88,808,598

Senior Living / Life Care — 2.9%

Atlantic Beach, FL, (Fleet Landing), 3.00%, 11/15/23	$2,500	$2,510,000

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/24	160	184,722

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/28	1,480	1,765,418

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/30	$1,655	$1,933,156

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/32	350	405,391

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/33	600	691,914

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/34	685	787,127

Baltimore County, MD, (Riderwood Village, Inc.), 4.00%, 1/1/35	615	704,464

Bexar County Health Facilities Development Corp., TX, (Army Retirement Residence Foundation), 5.00%, 7/15/33	875	1,001,402

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/28	50	57,558

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/30	910	1,041,186

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/25	100	119,893

Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 2.50%, 1/1/26	640	659,130

Cumberland County Municipal Authority, PA, (Diakon Lutheran Social Ministries), 5.00%, 1/1/27	1,035	1,204,585

East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/21	250	267,905

East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/31	250	295,485

Illinois Finance Authority, (Presbyterian Homes Obligated Group), 5.00%, 5/1/22	225	242,919

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 3.00%, 2/1/27	1,000	1,063,830

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/23	600	660,594

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/29	600	705,618

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/30	200	233,884

Missouri Health and Educational Facilities Authority, (Lutheran Senior Services), 5.00%, 2/1/31	250	291,595

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/24	150	173,718

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/25	100	115,732

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/26	1,100	1,269,488

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/27	50	57,477

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/29	125	143,330

23	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/32	$225	$256,099

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2016A, 5.00%, 10/1/30	200	238,696

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2016A, 5.00%, 10/1/31	675	802,521

North Carolina Medical Care Commission, (United Methodist Retirement Homes), Series 2017A, 5.00%, 10/1/30	250	285,770

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/32	400	465,792

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/33	500	580,875

		$21,217,274

Special Tax Revenue — 3.2%

Atlanta Development Authority, GA, (New Downtown Atlanta Stadium), 5.00%, 7/1/26	$100	$120,838

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/25	130	154,856

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/26	135	164,294

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/27	100	123,745

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/28	125	156,896

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/30	150	188,660

Irving, TX, Hotel Occupancy Tax Revenue, 5.00%, 8/15/31	100	124,979

Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/31	1,000	1,244,720

Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 6/1/32	500	621,065

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/25	250	300,713

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/26	1,025	1,268,765

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/29	900	1,099,872

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/30	950	1,158,097

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/31	895	1,089,063

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 4/1/32	735	891,165

Miami-Dade County, FL, Special Obligation Bonds, 5.00%, 10/1/32	1,200	1,320,300

Mississippi Development Bank, Special Obligation Bonds, (Hinds County School District), 4.00%, 3/1/25	470	535,137

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/32	1,800	2,177,190

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/34	5,000	6,188,700

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.00%, 8/1/33	$1,190	$1,390,194

Oregon Department of Transportation, Highway User Tax Revenue, 5.00%, 11/15/31	1,300	1,538,550

Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/26	100	120,279

Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/29	140	167,220

Tri-County Metropolitan Transportation District, OR, Payroll Tax Revenue, 5.00%, 9/1/32	1,000	1,241,290

		$23,386,588

Transportation — 13.1%

Allegheny County Airport Authority, PA, (Pittsburgh International Airport), Prerefunded to 1/1/22, 4.00%, 1/1/31	$1,000	$1,057,930

Arizona Transportation Board, Highway Revenue, 5.00%, 7/1/27	2,755	3,432,537

Bay Area Toll Authority, CA, (San Francisco Bay Area), 2.95% to 4/1/26 (Put Date), 4/1/47	1,800	1,984,518

Central Florida Expressway Authority, 4.00%, 7/1/35	3,350	3,844,795

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/26	1,000	1,221,760

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/28	150	177,584

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/29	150	177,348

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/30	500	590,635

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/31	1,000	1,180,220

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	125	147,528

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/28	2,905	3,656,785

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/29	3,060	3,841,126

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/30	1,000	1,250,390

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/31	1,000	1,245,920

Chicago, IL, (O’Hare International Airport), 5.25%, 1/1/32	2,565	3,190,527

Clark County, NV, Highway Revenue, 5.00%, 7/1/33	3,000	3,465,060

Commonwealth Transportation Board, VA, 5.00%, 9/15/30	1,240	1,544,966

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/30	2,545	2,620,586

Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/24	650	773,844

Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/31	1,450	1,786,124

Denver City and County, CO, Airport System Revenue, 5.00%, 11/15/32	2,100	2,580,585

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/28	500	595,990

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/29	1,000	1,190,550

Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/30	750	890,212

Hawaii, Highway Revenue, 5.00%, 1/1/31	805	1,053,157

24	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	$650	$783,887

Illinois Toll Highway Authority, 5.00%, 1/1/29	175	211,761

Illinois Toll Highway Authority, 5.00%, 12/1/32	350	419,314

Kentucky Asset/Liability Commission, 2015 Federal Highway Trust Fund, 5.00%, 9/1/24	250	293,787

Kentucky Turnpike Authority, 5.00%, 7/1/33	500	561,040

Massachusetts Department of Transportation, 5.00%, 1/1/30	4,860	6,344,001

Metropolitan Transportation Authority, NY, 5.00%, 11/15/27	1,500	1,863,750

Metropolitan Transportation Authority, NY, 5.00%, 11/15/41	415	457,571

Metropolitan Transportation Authority, NY, 2.013%, (67% of 1 mo. USD LIBOR + 0.82%), 2/1/22 (Put Date), 11/1/26(4)	6,625	6,653,289

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/29	2,435	3,091,768

New Orleans Aviation Board, LA, 5.00%, 1/1/28	150	185,792

North Carolina, Grant Anticipation Revenue Vehicle Bonds, 5.00%, 3/1/26	3,000	3,713,520

North Carolina, Grant Anticipation Revenue Vehicle Bonds, 5.00%, 3/1/29	550	650,034

North Carolina, Grant Anticipation Revenue Vehicle Bonds, 5.00%, 3/1/30	400	471,108

Pennsylvania Turnpike Commission, 1.64%, (SIFMA + 0.70%), 12/1/23(4)	5,000	5,033,600

Port Authority of New York and New Jersey, 5.00%, 9/1/34	3,595	4,736,269

Port of Seattle, WA, 5.00%, 3/1/25	150	176,409

Port of Seattle, WA, 5.00%, 3/1/27	250	292,822

Port of Seattle, WA, 5.00%, 3/1/29	250	291,605

Portland, ME, Airport Revenue, Green Bonds, 5.00%, 1/1/29	225	289,458

Portland, ME, Airport Revenue, Green Bonds, 5.00%, 1/1/31	370	480,885

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/28	1,370	1,728,214

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/31	300	381,819

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/32	660	837,745

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/33	600	759,648

Salt Lake City, UT, (Salt Lake City International Airport), 5.00%, 7/1/34	450	568,561

Texas Transportation Commission, 5.00%, 4/1/33	50	57,733

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/34	1,000	630,760

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/35	500	295,655

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/31	2,920	3,754,770

Wayne County Airport Authority, MI, (Detroit Metropolitan Wayne County Airport), 5.00%, 12/1/34	1,005	1,280,712

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Wisconsin, Transportation Revenue, 5.00%, 7/1/31	$3,450	$4,022,458

Wisconsin, Transportation Revenue, 5.00%, 7/1/32	700	815,234

		$95,635,656

Water and Sewer — 3.9%

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/25	$300	$365,784

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/29	115	137,805

Buffalo Municipal Water Finance Authority, NY, 5.00%, 7/1/30	100	119,518

Glendale, AZ, Water and Sewer Revenue, 5.00%, 7/1/28	1,500	1,806,495

King County, WA, Sewer Revenue, 4.00%, 7/1/33	4,880	5,395,328

Marin Public Financing Authority, CA, (Sausalito-Marin City Sanitary District), 4.00%, 4/1/32	575	677,856

McAllen, TX, Waterworks and Sewer System Revenue, 4.00%, 2/1/27	1,000	1,151,890

Memphis, TN, Sanitary Sewerage System Revenue, 4.00%, 10/1/32	1,895	2,194,220

Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/27	600	746,292

Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/29	500	617,135

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), (SPA: Barclays Bank PLC), 1.18%, 6/15/50(2)	5,000	5,000,000

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), (SPA: JPMorgan Chase Bank, N.A.), 1.18%, 6/15/50(2)	5,000	5,000,000

Rapid City, SD, Water Revenue, 4.00%, 11/1/29	600	686,214

Rapid City, SD, Water Revenue, 4.00%, 11/1/30	670	763,438

Rapid City, SD, Water Revenue, 5.00%, 11/1/26	1,000	1,219,680

Rapid City, SD, Water Revenue, 5.00%, 11/1/27	515	623,773

St. Joseph Industrial Development Authority, MO, (Sewerage System Improvements), 5.00%, 4/1/26	500	598,150

Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/27	505	614,747

Wyoming, MI, Water Supply System Revenue, 5.00%, 6/1/28	550	664,867

		$28,383,192

Total Tax-Exempt Investments — 97.2% (identified cost $665,473,178)		$708,711,221

Other Assets, Less Liabilities — 2.8%		$20,661,318

Net Assets — 100.0%		$729,372,539

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2020, the concentration of the Portfolio’s investments in the various states, determined as a percentage of net assets, is less than 10% individually.

25	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Portfolio of Investments — continued

The Portfolio invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At January 31, 2020, 4.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.8% to 2.9% of total investments.

(1)	When-issued security.

(2)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at January 31, 2020.

(3)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, is determined by the remarketing agent and represents the rate in effect at January 31, 2020.

(4)	Floating rate security. The stated interest rate represents the rate in effect at January 31, 2020.

(5)	Amount is less than 0.05%.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

BAM	–	Build America Mutual Assurance Co.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

LIBOR	–	London Interbank Offered Rate

Liq	–	Liquidity Provider

LOC	–	Letter of Credit

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

Currency Abbreviations:

USD	–	United States Dollar

26	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Statement of Assets and Liabilities

Assets	January 31, 2020

Unaffiliated investments, at value (identified cost, $665,473,178)	$708,711,221

Cash	16,764,506

Interest receivable	6,445,606

Receivable from affiliates	5,379

Total assets	$731,926,712

Liabilities

Payable for when-issued securities	$2,185,788

Payable to affiliate:

Investment adviser fee	195,725

Accrued expenses	172,660

Total liabilities	$2,554,173

Net Assets applicable to investors’ interest in Portfolio	$729,372,539

27	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Statement of Operations

Investment Income	Year Ended January 31, 2020

Interest	$16,816,363

Total investment income	$16,816,363

Expenses

Investment adviser fee	$2,132,713

Trustees’ fees and expenses	33,904

Custodian fee	147,812

Legal and accounting services	54,034

Miscellaneous	18,126

Total expenses	$2,386,589

Deduct —

Allocation of expenses to affiliates	$54,130

Total expense reductions	$54,130

Net expenses	$2,332,459

Net investment income	$14,483,904

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$3,670,755

Net realized gain	$3,670,755

Change in unrealized appreciation (depreciation) —

Investments	$31,795,434

Net change in unrealized appreciation (depreciation)	$31,795,434

Net realized and unrealized gain	$35,466,189

Net increase in net assets from operations	$49,950,093

28	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$14,483,904	$13,949,745

Net realized gain (loss)	3,670,755	(8,296,867)

Net change in unrealized appreciation (depreciation)	31,795,434	13,159,193

Net increase in net assets from operations	$49,950,093	$18,812,071

Capital transactions —

Contributions	$100,910,579	$60,489,911

Withdrawals	(34,118,862)	(143,479,290)

Portfolio transaction fee	202,332	305,881

Net increase (decrease) in net assets from capital transactions	$66,994,049	$(82,683,498)

Net increase (decrease) in net assets	$116,944,142	$(63,871,427)

Net Assets

At beginning of year	$612,428,397	$676,299,824

At end of year	$729,372,539	$612,428,397

29	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Financial Highlights

	Year Ended January 31,			Period Ended January 31, 2017(1)
Ratios/Supplemental Data	2020	2019	2018

Ratios (as a percentage of average daily net assets):

Expenses(2)	0.35%	0.35%	0.35%	0.35	%(3)

Net investment income	2.17%	2.16%	2.01%	1.71	%(3)

Portfolio Turnover	28%	78%	35%	30	%(4)

Total Return(2)	7.88%	3.11%	3.83%	(0.80	)%(4)

Net assets, end of period (000’s omitted)	$729,373	$612,428	$676,300	$502,104

(1)	For the period from the start of business, March 28, 2016, to January 31, 2017.

(2)

The investment adviser and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.01%, 0.01% and 0.02% of average daily net assets for the years ended January 31, 2020, 2019 and 2018 and the period ended January 31, 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Annualized.

(4)	Not annualized.

30	See Notes to Financial Statements.

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At January 31, 2020, Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund) and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares held an interest of 99.0% and 1.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of January 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will

31

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Notes to Financial Statements — continued

be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by Eaton Vance Management (EVM) to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.32% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. For the year ended January 31, 2020, the Portfolio’s investment adviser fee amounted to $2,132,713 or 0.32% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. Pursuant to a voluntary expense reimbursement, BMR and Parametric were allocated $54,130 in total of the Portfolio’s operating expenses for the year ended January 31, 2020.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $266,132,417 and $183,615,370, respectively, for the year ended January 31, 2020.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at January 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$665,472,000

Gross unrealized appreciation	$43,239,221

Gross unrealized depreciation	—

Net unrealized appreciation	$43,239,221

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 2020.

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5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Notes to Financial Statements — continued

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$708,711,221	$—	$708,711,221

Total Investments	$—	$708,711,221	$—	$708,711,221

7  Subsequent Event

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and through March 20, 2020, the date these financial statements were issued, has resulted in substantial market volatility and may result in a significant economic downturn.

33

5-to-15 Year Laddered Municipal Bond Portfolio

January 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of 5-to-15 Year Laddered Municipal Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of 5-to-15 Year Laddered Municipal Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from the start of business, March 28, 2016, to January 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, March 28, 2016, to January 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 20, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

34

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting held on December 10 and 11, 2019 (the “Meeting”), the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies (the “Eaton Vance Funds”) advised by Eaton Vance Management or its affiliate, Boston Management and Research (together, “Eaton Vance”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve new investment sub-advisory agreements between Eaton Vance Management (“EVM”) and Parametric Portfolio Associates, LLC (“PPA”), an affiliate of Eaton Vance, with respect to Eaton Vance 5-to-15 Year Laddered Municipal Bond NextShares (the “Fund”), and between Boston Management and Research (“BMR”) and PPA with respect to 5-to-15 Year Laddered Municipal Bond Portfolio (the “Portfolio”), the portfolio in which the Fund invests, including their respective fee structures (together, the “New Sub-advisory Agreements”). EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser” as the context requires.

As of the date of the Meeting, the Board noted that EVM served as the investment adviser to the Fund pursuant to an investment advisory and administrative agreement, and that BMR served as the investment adviser to the Portfolio pursuant to an investment advisory agreement (each, an “Advisory Agreement”). The Board also noted that each Advisory Agreement provides that the Adviser may employ one or more investment sub-advisers to perform advisory services for the Fund and the Portfolio, as applicable, subject to required approvals, including by the Board. Based on information provided to the Board by Eaton Vance at the Meeting, the Board’s approval of the New Sub-advisory Agreements permits PPA to be appointed as a sub-adviser to both the Fund and the Portfolio, and enables the Fund and the Portfolio to continue their respective investment programs. The Board noted that EVM, BMR and PPA are each indirect wholly-owned subsidiaries of the same parent company, Eaton Vance Corp. (“EVC”).

At the Meeting, and prior to voting its approval of the New Sub-advisory Agreements, the Board received information from Eaton Vance regarding a strategic initiative previously announced by EVC whereby, among other initiates, members of Eaton Vance’s Tax-Advantaged Bond Strategies (“TABS”) division and Quantitative Strategies (“QS”) group would be joining PPA (the “Transition”). The Board considered information from Eaton Vance regarding the Transition, noting that the Transition was intended to strengthen EVC’s leadership positions in rules-based, systematic investment strategies. The Board received information that, in connection with the Transition, the Advisers would continue providing investment services to the Fund and the Portfolio, as applicable, pursuant to the Advisory Agreements, and PPA would provide portfolio management services to the Fund and the Portfolio pursuant to the New Sub-advisory Agreements.

In considering the proposal to approve the New Sub-advisory Agreements, the Board reviewed information furnished for the Meeting, as well as information previously furnished throughout the year at the meetings of the Board and its committees. In this connection, the Board also considered information evaluated by the Board and its Contract Review Committee in determining to approve investment advisory and sub-advisory agreements for the Eaton Vance Funds at the meeting of the Board held on April 24, 2019 (the “2019 Annual Contract Renewal”). As part of this review, the Board considered information provided by Eaton Vance and its affiliates during the 2019 Annual Contract Renewal relating to the Board’s approval of the Advisory Agreements.

The Board was assured that the Transition would not result in, among other things, any changes to the nature or level of services currently being provided by the Adviser under each Advisory Agreement, which, following the Transition, would be provided collectively by the Adviser and PPA under each Advisory Agreement and the New Sub-advisory Agreements, respectively. In this regard, the Board considered the investment management related services that PPA will provide, as well as the ongoing services to be provided by each Adviser, including the background and experience of the portfolio management personnel who would continue to manage both the Fund and the Portfolio following the Transition. The Board considered that the individuals primarily responsible for providing portfolio management services to the Fund and the Portfolio, as applicable, under the Advisory Agreements will continue to serve in substantially the same roles, respectively, under each New Sub-advisory Agreement. The Board specifically noted that the terms of each New Sub-advisory Agreement are substantially similar to the terms of the standard form used by Eaton Vance with affiliated sub-advisers for other Eaton Vance Funds in the Eaton Vance complex. Accordingly, in addition to the information considered at the Meeting and at prior meetings of the Board, including in connection with the 2019 Annual Contract Renewal, the Board considered relevant information provided by Eaton Vance in connection with the approval of the Advisory Agreements, as well as approvals of sub-advisory agreements between each Adviser and PPA with respect to other Eaton Vance Funds.

Information considered by the Board relating to the New Sub-advisory Agreements included, among other things, the following (certain information was considered by the Board in connection with the 2019 Annual Contract Renewal):

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the Portfolio and the sub-advisory fees to be paid by each Adviser to PPA;

•	Comparative information concerning fees charged by other advisers for managing funds similar to the Fund and the Portfolio;

Information about Portfolio Management and Trading

•	Descriptions of the portfolio management services to be provided by PPA under the New Sub-advisory Agreements, as well as the investment strategies and policies to be employed;

•	Information about PPA’s policies and practices with respect to trading, including their processes for seeking best execution of portfolio transactions;

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January 31, 2020

Board of Trustees’ Contract Approval — continued

Information about each Adviser and PPA

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Portfolio, and information relating to their compensation and responsibilities with respect to managing, as applicable, other mutual funds and/or investment accounts;

•	The Code of Ethics of PPA, together with information relating to compliance with, and the administration of, such code;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance by PPA, including descriptions of its various compliance programs and its record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Adviser and its affiliates, including PPA;

•	A description of Eaton Vance’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters; and

Other Relevant Information

•	The terms of the New Sub-advisory Agreements.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Sub-advisory Agreements, including their respective fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-advisory Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Sub-advisory Agreements, the Board evaluated the nature, extent and quality of services to be provided by PPA under the New Sub-advisory Agreements.

The Board considered PPA’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services under the New Sub-advisory Agreements. The Board considered the resources available to PPA in fulfilling its duties under the New Sub-advisory Agreements and the abilities and experience of PPA’s investment professionals in implementing the investment strategies of the Fund and the Porfolio. In this regard, the Board noted that the individuals primarily responsible for providing portfolio management services to the Fund and the Portfolio, as applicable, under the Advisory Agreements will continue to serve in substantially the same roles under each New Sub-advisory Agreement. In particular, the Board considered the abilities and experience of such investment professionals in the TABS and municipal research groups involved in managing the Fund and the Portfolio and other funds and accounts that invest primarily in municipal bonds and employ tax-advantaged bond and laddered strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of PPA as well as other factors, including the reputation and resources of PPA to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio.

The Board considered the special attributes of the Fund relative to a traditional mutual fund and the benefits that are expected to be realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by the applicable Adviser and its affiliates in developing and maintaining an infrastructure necessary to support the on-going operations of the Fund.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including PPA. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by PPA, taken as a whole, will be appropriate and consistent with the terms of the New Sub-advisory Agreements.

Performance, Management Fees, Profitability and Economies of Scale

The Board considered the fact that, as part of the 2019 Annual Contract Renewal with respect to the Fund and the Portfolio, the Board had concluded that (i) the management fees payable to the Adviser were reasonable, (ii) the profits being realized by the Adviser and its affiliates were deemed not to be excessive, and (iii) the Fund and the Portfolio currently share in the benefits from economies of scale, if any, when they are realized by the Adviser, and that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future. With respect to the performance of the Fund as part of the 2019 Annual Contract Renewal, the Board concluded that, in light of the Fund’s brief operating history, additional time is required to evaluate Fund performance. In considering whether to approve the New

36

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Board of Trustees’ Contract Approval — continued

Sub-advisory Agreements, the Board considered the fact that EVM, BMR and PPA are indirect wholly-owned subsidiaries of the same parent company, EVC. The Board also considered that the Transition is not expected to result in any change in the terms of the Advisory Agreements (including the fees payable thereunder), and that the Adviser will be responsible for the payment of all fees to PPA. Accordingly, the Board concluded that the appointment of PPA as a sub-adviser under each New Sub-advisory Agreement is not expected to adversely affect the performance of the Fund or the Portfolio, the reasonableness of the management fees payable by the Fund and the Portfolio, a portion of which will be paid by each Adviser to PPA, the profits to be realized by each Adviser and its affiliates, including PPA, in managing the Fund and the Portfolio, or the extent to which the Fund and the Portfolio can be expected to benefit from economies of scale in the future.

37

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance NextShares Trust II (the Trust) and 5-to-15 Year Laddered Municipal Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

38

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

39

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond NextShares

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits delivery of only one copy of fund shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Your broker may household the mailing of your documents indefinitely unless you instruct your broker otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact your broker. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by your broker.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser of 5-to-15 Year Laddered Municipal Bond Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Distributor*

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

22628    1.31.20

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares (the “Fund”) is a series of Eaton Vance NextShares Trust II (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 7 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the fiscal years ended January 31, 2019 and January 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares

Fiscal Year Ended	1/31/19	1/31/20
Audit Fees	$14,000	$14,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,591	$9,135
All Other Fees(3)	$0	$0

Total	$23,591	$23,285

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, September 30 and October 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal periods of each Series.

Fiscal Periods Ended*	9/30/18	10/31/18	1/31/19	1/31/20
Audit Fees	$37,050	$14,000	$14,000	$14,150
Audit-Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$16,100	$13,100	$9,591	$9,135
All Other Fees(3)	$0	$0	$0	$0

Total	$53,150	$27,100	$23,591	$23,285

*	Information is not presented for fiscal periods ended 9/30/19 and 10/31/19, as no Series in the Trust with such fiscal periods end were in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund (the only series of the Trust) by D&T for the last two fiscal years of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Year Ended	9/30/18*	10/31/18**	1/31/19	1/31/20
Registrant(1)	$16,100	$13,100	$9,591	$9,135
Eaton Vance(2)	$126,485	$126,485	$126,485	$59,903

*	A Series of the registrant that commenced operations on November 11, 2017 and liquidated on August 29, 2019.
**	A Series of the registrant that commenced operations on November 29, 2017 and liquidated on August 5, 2019.
(1)	Includes all of the Series of the Trust. During the fiscal year reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance NextShares Trust II

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 24, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 24, 2020